                                                                    EXHIBIT 99.2

                                March 10, 1999

Bay View Capital Corporation
1840 Gateway Drive
San Mateo, California 94404

Dear Sirs:

  The undersigned understands that BAY VIEW CAPITAL CORPORATION ("Bay View") and FRANCHISE MORTGAGE ACCEPTANCE COMPANY ("FMAC") are entering into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") providing for, among other things, the merger of FMAC into Bay View (the "Merger"), in which the outstanding shares of common stock of FMAC will be exchanged for a combination of cash and shares of common stock of Bay View.

  The undersigned is a stockholder of FMAC and is entering into this agreement to induce Bay View to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

  The undersigned confirms its agreement with Bay View as follows:

  1. The undersigned represents, warrants and agrees that Schedule I annexed hereto sets forth the shares of the capital stock of FMAC of which the undersigned is the record or beneficial owner (the "Shares") and that the undersigned is on the date hereof the lawful owner of the Shares set forth in
Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I. Except as set forth in Schedule I, the undersigned does not own or hold any rights to acquire any additional shares of the capital stock of FMAC (by exercise of stock options or otherwise) or any interest therein or any voting rights with respect to any additional shares.

  2. Except as required by law, the undersigned agrees that the undersigned will not, and will not permit any company, trust or other entity controlled by the undersigned to, contract to sell, sell or otherwise transfer or dispose of any of the Shares beneficially owned by the undersigned or any interest therein or securities convertible thereunto or any voting rights with respect thereto, other than pursuant to the Merger.

  3. The undersigned agrees that all of the Shares, together with any additional shares of capital stock of FMAC beneficially owned by the undersigned, directly or indirectly, at the record date for any meeting of stockholders of FMAC called to consider and vote to adopt the Merger Agreement and/or the transactions contemplated thereby will be voted by the undersigned in favor thereof.

  4. The undersigned agrees to, and will cause any company, trust or other entity controlled by the undersigned to, cooperate fully with Bay View in connection with the Merger Agreement and the transactions contemplated thereby. The undersigned agrees that the undersigned will not, and will not permit any such company, trust or other entity to, directly or indirectly, (including through its officers, directors, employees or other representatives) initiate, solicit or encourage any discussions, inquiries or proposals with any third party relating to an Acquisition Proposal (as defined in the Merger Agreement), or provide any such person with information or assistance or negotiate with any such person with respect to an Acquisition Proposal or agree to or otherwise assist in the effectuation of any Acquisition Proposal except as permitted by the Merger Agreement.

  5. The undersigned represents and warrants to Bay View that (i) the undersigned has all necessary power and authority to enter into this agreement and (ii) this agreement is the legal, valid and binding agreement of the undersigned, and is enforceable against the undersigned in accordance with its terms.

  6. The undersigned agrees that damages are an inadequate remedy for the breach by the undersigned of any term or condition of this agreement and that Bay View shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce the agreements provided herein.

  7. This letter agreement shall automatically terminate (i) upon termination of the Merger Agreement in accordance with its terms or (ii) at the Effective Time (as defined in the Merger Agreement).

Bay View Capital Corporation
March 10, 1999
Page 2

  8. Except for the obligations set forth in paragraph 4 above (which are the identical obligations imposed upon the undersigned under the Merger Agreement), nothing herein is intended to place any restriction for actions to be taken by the undersigned in the undersigned's capacity as a director or officer of FMAC. The obligations herein relate to actions to be taken or not to be taken by the undersigned solely in the undersigned's capacity as a shareholder of FMAC.

  9. This agreement may be amended, modified or supplemented at any time by the written approval of such amendment, modification or supplement by the undersigned and Bay View.

  10. This agreement evidences the entire agreement among the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein and in the Merger Agreement.

  11. The parties agree that if any provision of this agreement shall under any circumstances be deemed invalid or inoperative, this agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

  12. This agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

  13. The validity, construction, enforcement and effect of this agreement shall be governed by the internal laws of the State of Delaware.

  14. This agreement shall inure to the benefit of Bay View and its successors, and shall be binding upon and inure to the benefit of the undersigned and its successors, executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives. This agreement shall survive the death or incapacity of the undersigned.

  15. Nothing in this Agreement shall be construed to give Bay View any rights to exercise or direct the exercise of voting power as owner of the Shares, either beneficially or otherwise, for any purpose.

  16. The undersigned agrees that in the event of his breach Bay View shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Bay View for a violation of this Agreement, and irrevocably waives, to the extent permitted by law, any defense that he might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond and further agrees that if any bond shall be required, such bond shall be in a nominal amount.

  17. Bay View agrees that it shall grant to Imperial Credit Industries, Inc. ("ICI") as of the Effective Time (as defined in the Merger Agreement) registration rights no less favorable than those which ICI enjoys under the Registration Rights Agreement dated as of August 26, 1997 between ICI and FMAC.

Bay View Capital Corporation
March 10, 1999
Page 3

  Please confirm that the foregoing correctly states the understanding between the undersigned and Bay View by signing and returning to Bay View a counterpart hereof.

                                          Very truly yours,

                                          FMAX HOLDINGS, LLC

                                          By: Imperial Credit Industries,
                                              Inc., a member

                                          By:     /s/ H. Wayne Snavley
                                             __________________________________
                                          Name:   H. Wayne Snavley
                                          Title:  Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer

Accepted as of the 10th day
of March, 1999

BAY VIEW CAPITAL CORPORATION

By:   /s/ Edward H. Sondker
   _____________________________
   Edward H. Sondker
   President and Chief Executive Officer
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                                   SCHEDULE I

   Number of shares of FMAC common stock beneficially owned.......... 10,823,492